UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2009

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices)  (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 21, 2009, at the request of Koss Corporation (“Koss”), NASDAQ halted trading of Koss common stock after Koss discovered information regarding certain unauthorized transactions.  Koss’s Board of Directors has appointed a special committee of independent directors to lead an internal investigation involving the unauthorized transactions and determine the effect, if any, on Koss’s financial statements. Law enforcement is also assisting Koss with this matter. Sujata Sachdeva, Vice President of Finance and Secretary of Koss, was placed on unpaid administrative leave pending the results of this investigation.

A press release with respect to this matter was issued on December 21, 2009.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)                            Exhibits

Exhibit 99.1    Press Release dated December 21, 2009, announcing trading halt of Koss common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2009	KOSS CORPORATION

	By:	/s/ Michael J. Koss
Michael J. Koss
Chief Executive Officer,
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 21, 2009, announcing trading halt of Koss common stock.